UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 6, 2001

                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
             (Exact Name of Registrant as Specified in its Charter)

                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

         0-29788                                            N/A
(Commission File Number)                             (I.R.S. Employer
                                                  Identification Number)

                                 (345) 949-2800
              (Registrant's Telephone Number, Including Area Code)

     Grand Pavilion Commercial Centre, 802 West Bay Road               N/A
       George Town, Grand Cayman, Cayman Islands, BWI               (Zip Code)
               (Address of Principal Executive Offices)


          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

On August 6, 2001, Scottish Annuity & Life Holdings, Ltd. ("Scottish Annuity") announced the signing of a Share Purchase Agreement with Pacific Life Insurance Company ("Pacific Life"), pursuant to which Scottish Annuity agreed to acquire World-Wide Reassurance Company Limited through the acquisition of all of the shares of its parent, World-Wide Holdings Limited, a wholly owned subsidiary of Pacific Life.


Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

          10.1 Share Purchase Agreement by and between Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company, dated as of August 6, 2001.

          99.1 Joint press release of Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company, dated August 6, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                                 By:     /s/ Scott E. Willkomm
                                         -----------------------------
                                 Name:   Scott E. Willkomm
                                 Title:  President and Chief Financial Officer



Dated:  August 9, 2001

                                INDEX TO EXHIBITS

Number    Description

10.1 Share Purchase Agreement by and between Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company, dated as of August 6, 2001.

99.1 Joint press Release of Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company, dated August 6, 2001.